PRODUCT DEVELOPMENT AGREEMENT



     ______________________  , ______________  of Antennas America,  Inc. hereby confirms and agrees that he will assign to Antennas America, Inc. (the "Company") all of the undersigned's rights and interest in, to or under any product, concept or process that was conceived, designed, developed or commenced by or under the auspices of the Company while the undersigned is or was employed by the Company. In addition, the undersigned agrees to assign to the Company all of the undersigned's right, title and interest in, to or under any patent covering any of the foregoing. The undersigned acknowledges that this is part of his continuing employment relationship with the Company, regardless of whether covered by a written or other employment agreement, and that the Company is relying on this in its business operations.


Dated: __________________ , 1998
                                          ANTENNAS AMERICA, INC.


__________________________                By:
Employee Signature
                                                -------------------------

__________________________
Employee printed name